Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE

     In connection with the annual report of GeneMax Corp. (the “company”) on Form 10-KSB/A for fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.

Date: April 29, 2005	“Konstantine Sarafis”
Konstantine Sarafis, President, Chief Executive Officer and Director